Exhibit 10.1

AMENDMENT NO. 3 TO FIVE-YEAR CREDIT AGREEMENT

AMENDMENT dated as of June 27, 2007 to the Five-Year Credit Agreement dated as of July 15, 2004 (as amended, the “Agreement”) among LOCKHEED MARTIN CORPORATION (the “Company”), the BANKS party thereto (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Syndication Agent, CITICORP USA, INC., MIZUHO CORPORATE BANK, LTD. and US BANK, N.A., as Documentation Agents, and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto have heretofore entered into the Agreement;

WHEREAS, at the date hereof, there are no Loans or Letters of Credit outstanding under the Agreement; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, after the Amendment Effective Date, refer to the Agreement as amended hereby.

SECTION 2. Amended Pricing. The Agreement is amended by replacing the Pricing Schedule set forth as Schedule II attached thereto with the Pricing Schedule set forth as Schedule II attached hereto.

SECTION 3. Extension; Extension Option. (a) The following definitions in Section 1.01 of the Agreement are amended to read as follows:

“Commitment Termination Date” means June 27, 2012, or such later date to which the Termination Date may be extended pursuant to Section 2.17, or if any such date is not a Domestic Business Day, the next preceding Domestic Business Day.

“Credit Exposure” means, with respect to any Bank at any time, (i) the amount of its Commitment (whether used or unused) at such time or (ii) if its Commitment has terminated, the sum of the aggregate outstanding principal amount of its Loans at such time plus the aggregate amount of its Letter of Credit Liabilities at such time.

(b) Article 2 of the Agreement is amended by adding Section 2.17 to read in its entirety as follows:

SECTION 2.17. Extension Option. (a) So long as at the time no Default shall exist, the Commitment Termination Date may be extended in the manner set forth in this Section 2.17 for a period of one year from the Commitment Termination Date then in effect; provided that the Commitment Termination Date may only be so extended for two additional one-year periods. If the Company wishes to request an extension of the Commitment Termination Date, the Company shall give notice to that effect to the Administrative Agent not less than 45 days nor more than 90 days prior to each anniversary of June 27, 2007 that occurs on or prior to the Commitment Termination Date then in effect, whereupon the Administrative Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its sole discretion, within 30 days of such notice from the Administrative Agent. If any Bank shall not have responded affirmatively within such 30-day period, such Bank shall be deemed to have rejected the Company’s proposal to extend such Bank’s Commitment and only the Commitments of those Banks which have responded affirmatively shall be extended, subject to receipt by the Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit M hereto (the “Extension Agreement”) duly completed and signed by the Company, the Administrative Agent and all of the Banks that have responded affirmatively. No extension of the Commitments pursuant to this Section 2.17 shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered by Banks having more than 50% of the aggregate amount of the Commitments.

(b) If any Bank rejects, or is deemed to have rejected, the Company’s proposal to extend such Bank’s Commitment, (A) subject to (B) below, this Agreement shall terminate on the Commitment Termination Date then in effect with respect to such Bank, and the Company shall pay to such Bank on such Commitment Termination Date any amounts due and payable to such Bank on such date and (B) the Company may, if it so elects, require any Bank that does not elect to extend its Commitment to assign its Commitment in its entirety to one or more Eligible Assignees pursuant to Section 9.01 (b) which Eligible Assignees will agree to the extension of the Commitment Termination Date. On the date of termination of any Bank’s Commitment as contemplated by clause (A) of the first sentence of this subsection (b), the respective participations of the other Banks in all outstanding Letters of Credit shall be redetermined on the basis of their respective Commitments after giving effect to such termination and, if applicable, any assignment pursuant to clause (B) of the first sentence of this subsection (b), and the participation therein of the Bank whose Commitment is terminated shall terminate; provided that the Company shall, if and to the extent necessary to permit such redetermination of participations in Letters of Credit within the limits of the Commitments which are not terminated, prepay on such date a portion of the outstanding Loans, and such redetermination and termination of participations in outstanding Letters of Credit shall be conditioned upon its having done so.

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(c) The second sentence of Section 9.01(b) of the Agreement is amended by adding the phrase “which shall result in payment to the Retiring Bank, either by the Company or the assignee, of all amounts which would have been payable upon termination of its Commitment pursuant to Section 9.01(a)” immediately following the first reference to “Section 9.08.”

(d) The Administrative Agent shall promptly notify the Banks of the effectiveness of each extension of the Commitments pursuant to this Section 2.17.

(c) The Credit Agreement is amended by adding Exhibit M in the form of Exhibit M attached hereto.

SECTION 4. Change in Commitments. With effect from and including the Amendment Effective Date, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule set forth as Schedule I attached hereto, which shall replace the Commitment Schedule set forth as Schedule I to the Agreement. Any Bank under the Agreement not listed on such Commitment Schedule (a “Departing Bank”) shall upon the Amendment Effective Date cease to be a Bank party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Bank shall be due and payable on such date; provided that the provisions of Sections 8.01, 8.03 and 9.04 of the Agreement shall continue to inure to the benefit of each Departing Bank.

SECTION 5. Representations of the Company. The Company represents and warrants that (i) the representations and warranties set forth in Article 4 of the Agreement shall be true on and as of the Amendment Effective Date and (ii) no Default shall have occurred and be continuing on such date.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 8. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) of receipt by the Administrative Agent from each party listed on the signature pages hereof of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOCKHEED MARTIN CORPORATION

By:	/s/ John C. McCarthy
	Name:	John C. McCarthy
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as Bank

By:	/s/ Richard C. Smith
	Name:	Richard C. Smith
	Title:	Executive Director

BANK OF AMERICA, N.A., as Administrative Agent and as Bank

By:	/s/ Kenneth Beck
	Name:	Kenneth Beck
	Title:	Senior Vice President

CITICORP USA, INC., as Documentation Agent and as Bank

By:	/s/ Hans Lin
	Name:	Hans Lin
	Title:	Vice President

MIZUHO CORPORATE BANK, LTD., as Documentation Agent and as Bank

By:	/s/ Makoto Murata
	Name:	Makoto Murata
	Title:	Deputy General Manager

U.S. BANK, N.A., as Documentation Agent and as Bank

By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President U.S. Bank, N.A.

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

BNP PARIBAS

By:	/s/ Rick Pace
	Name:	Rick Pace
	Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
	Name:	Angela Bentley-Arnold
	Title:	Director

CALYON NEW YORK BRANCH

By:	/s/ Olivier AUDEMARD
	Name:	Olivier AUDEMARD
	Title:	Managing Director & Head of the Specialized Industries

By:	/s/ Sylvain ESTIVAL
	Name:	Sylvain ESTIVAL
	Title:	Vice President Export Finance

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Karsten Duhn
	Name:	Karsten Duhn
	Title:	Vice President

By:	/s/ Barbara Peters
	Name:	Barbara Peters
	Title:	Assistant Vice President

LLOYDS TSB BANK PLC

By:	/s/ Windsor R. Davies
	Name:	Windsor R. Davies
	Title:	Managing Director Corporate Banking USA D061

By:	/s/ Mario Del Duca
	Name:	Mario Del Duca
	Title:	Associate Director Corporate Banking USA D029

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ L. Peter Yetman
	Name:	L. Peter Yetman
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Robert G. McGill Jr.
	Name:	Robert G. McGill Jr.
	Title:	Director

INTESA SANPAOLO S.p.A

By:	/s/ John J. Michalisin
	Name:	John J. Michalisin
	Title:	First Vice President

By:	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	First Vice President & Credit Manager

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Director

THE BANK OF NEW YORK

By:	/s/ J. David Parker, Jr.
	Name:	J. David Parker, Jr.
	Title:	Vice President

THE BANK OF TOKYO— MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	/s/ J. Carlos
	Name:	J. Carlos
	Title:	Authorized Signatory

BAYERISCHE LANDESBANK, Cayman Islands Branch

By:	/s/ Nikolai von Mengden	By:	/s/ Annette Schmidt
	Nikolai von Mengden		Annette Schmidt
Title:	Senior Vice President	Title:	First Vice President

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ Randall Trombley
	Name:	Randall Trombley
	Title:	Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Assistant Vice-President

THE NORTHERN TRUST COMPANY

By:	/s/ Peter J. Hallan
	Name:	Peter J. Hallan
	Title:	Vice President

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory Morgan Stanley Bank

THE BANK OF NOVA SCOTIA

By:	/s/ Brian Allen
	Name:	Brian Allen
	Title:	Managing Director

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Juan G. Sierra
	Name:	Juan G. Sierra
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Leo E. Pagarigan
	Name:	Leo E. Pagarigan
	Title:	General Manager

SUNTRUST BANK

By:	/s/ William C. Washburn, Jr.
	Name:	William C. Washburn, Jr.
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Lori Avedikian
	Name:	Lori Avedikian
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH

By:	/s/ Christian Ruehmer
	Name:	Christian Ruehmer
	Title:	Managing Director

By:	/s/ David Pascual
	Name:	David Pascual
	Title:	Associate Director

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Joseph W. Linder
	Name:	Joseph W. Linder
	Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By:	/s/ Mr. Emilio de las Heras
	Name:	Mr. Emilio de las Heras
	Title:	Head of New York

By:	/s/ John Martini
	Name:	John Martini
	Title:	Vice President
Corporate Banking

RIYAD BANK, HOUSTON AGENCY

By:	/s/ William B. Shepard
	Name:	William B. Shepard
	Title:	General Manager

By:	/s/ Paul N. Travis
	Name:	Paul N. Travis
	Title:	Vice President & Head of Corporate Finance

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Schedule I

Bank	Commitment
JPMorgan Chase Bank, N. A.	$86,250,000
Bank of America, N. A	$86 250 000
Citicorp USA, Inc.	$71,250,000
Mizuho Corporate Bank, Ltd.	$71,250,000
US Bank, N.A.	$71,250,000
The Royal Bank of Scotland plc	$64,375,000
Calyon New York Branch	$55,000,000
Barclays Bank plc	$54,375,000
BNP Paribas	$53,750,000
Wachovia Bank, National Association	$53,750,000
Intesa SanPaolo S.p.A	$52,500,000
Morgan Stanley Bank	$51,250,000
William Street Commitment Corporation	$50,000,000
Lloyds TSB Bank plc	$48,750,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$75,000,000
The Bank of Nova Scotia	$37,500,000
Sumitomo Mitsui Banking Corporation	$37,500,000
Bear Stearns Corporate Lending Inc.	$37,500,000
Wells Fargo Bank, National Association	$37,500,000
The Bank of New York	$37,500,000
Bayerische Landesbank, Cayman Islands Branch	$37,500,000
SunTrust Bank	$37,500,000
Australia and New Zealand Banking Group Limited	$37,500,000
WESTLB AG, New York Branch	$37,500,000
State Street Bank and Trust Company	$37,500,000
The Northern Trust Company	$37,500,000
UBS Loan Finance LLC	$37,500,000
Riyad Bank, Houston Agency	$26,250,000
Banco Bilbao Vizcaya Argentaria S.A.	$26,250,000
BMO Capital Markets Financing, Inc. (formerly known as Harris Nesbitt Financing, Inc.)	$26,250,000
Commerzbank AG, New York and Grand Cayman Branches	$26,250,000

Schedule II

PRICING SCHEDULE

The “Eurodollar Margin” and “Facility Fee Rate” for any day are the respective rates per annum set forth below in the applicable row and column corresponding to the Pricing Level and Usage that apply on such day:

Pricing	Level I	Level II	Level III	Level IV	Level V
Eurodollar Margin:
Usage < 50%	13.5 bps	15.0 bps	19.0 bps	28.0 bps	35.0 bps
Usage > 50%	16.0 bps	17.5 bps	24.0 bps	33.0 bps	40.0 bps

Facility Fee Rate	4.0 bps	5.0 bps	6.0 bps	7.0 bps	10.0 bps

For purposes of this Schedule, the following terms have the following meanings (subject to the final paragraph of this Schedule):

“Level I Pricing” applies on any day if on such day the Company’s unsecured long-term debt is rated A+ or higher by S&P or A1 or higher by Moody’s.

“Level II Pricing” applies on any day if on such day Level I Pricing does not apply and the Company’s unsecured long-term debt is rated A or higher by S&P or A2 or higher by Moody’s.

“Level III Pricing” applies on any day if on such day none of Level I Pricing or Level II Pricing applies and the Company’s unsecured long-term debt is rated A- or higher by S&P or A3 or higher by Moody’s.

“Level IV Pricing” applies on any day if on such day none of Level I Pricing, Level II Pricing or Level III Pricing applies and the Company’s unsecured long-term debt is rated BBB+ or higher by S&P or Baal or higher by Moody’s.

“Level V Pricing” applies on any day if no other Pricing Level applies.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Pricing Level” refers to the determination of which of Level I Pricing, Level II Pricing, Level III Pricing, Level IV Pricing or Level V Pricing applies. Level I Pricing is the lowest Pricing Level and Level V Pricing the highest.

“S&P” means Standard & Poor’s Ratings Services and its successors.

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The “Usage” applicable to any date is the percentage equivalent of a fraction the numerator of which is the sum of the aggregate outstanding principal amount of the Loans plus the aggregate Letter of Credit Liabilities at such date and the denominator of which is the aggregate amount of the Commitments at such date. If for any reason any Loans remain outstanding following the termination of the Commitments, Usage will be deemed to be 100%.

The credit ratings to be utilized for purposes of this Pricing Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt security of the Company shall be disregarded. The credit ratings in effect on any day are those in effect at the close of business on such day. If the Company is split-rated and the ratings differential is one notch, the higher of the two ratings will apply (e.g., BBB+/Baa2 results in Level IV Pricing). If the Company is split-rated and the ratings differential is more than one notch, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g., A-/Baa2 results in Level IV Pricing, as does A-/Baa3). If the Company receives notice from a Rating Agency of a change in the rating of its senior unsecured long-term debt, the Company will advise the Administrative Agent.

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EXHIBIT M

FORM OF EXTENSION AGREEMENT

Bank of America, N.A.,

as Administrative Agent

under the Five-Year Credit Agreement

referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective [Extension Date], the Commitment Termination Date under the Five-Year Credit Agreement dated as of July 15, 2004 (as amended from time to time, the “Five-Year Credit Agreement”) among Lockheed Martin Corporation, the Banks party thereto and Bank of America, N.A., as Administrative Agent, for one year to [date to which the Commitment Termination Date is extended]. Terms defined in the Five-Year Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[BANKS]

By:
Name: Title:

Agreed and accepted:

LOCKHEED MARTIN CORPORATION

By:
Name: Title:

BANK OF AMERICA, N.A., as Agent

By:
Name: Title: